                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                          DATE OF REPORT March 10, 1997


                                -----------------


                      ASPECT TELECOMMUNICATIONS CORPORATION


             (Exact name of registrant as specified in its charter)

                                     0-18391
                            (Commission File Number)

   California                               94-2974062
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)


                                 1730 Fox Drive
                             San Jose, CA 95131-2312
             (Address of principal executive offices, with zip code)


                                 (408) 325-2200
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

        On March 6, 1997, Aspect Telecommunications Corporation, a California corporation (the "Company") announced it had been notified that Lucent Technologies, Inc. had filed a patent infringement complaint against the Company on four patents. Further details regarding this announcement are contained in the Company's press release dated March 6, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

         Exhibit 99 Aspect Telecommunications Corporation Press Release dated March 6, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ASPECT TELECOMMUNICATIONS
                                       CORPORATION



Date:  March 10, 1997                   By: /s/ ERIC J. KELLER
                                           ------------------------
                                           Eric J. Keller
                                           Chief Financial Officer
                                           (Duly Authorized and Principal
                                           Financial and Accounting
                                           Officer)

                      ASPECT TELECOMMUNICATIONS CORPORATION

                                INDEX TO EXHIBITS



Exhibit Number                    Description
--------------                    -----------
      99             Press Release dated March 6, 1997